                                                                   Exhibit 10.31



               Building Leasing and Property Management Agreement


         This Agreement is executed by Party A and Party B on August 10, 2000 in
Shenyang:

Party A: Liaoning Communications Service Company Limited
Legal representative: Ji Kechang
Address: 128 Shi Yi Wei Lu, Shenhe District, Shenyang

Party B: Liaoning Mobile Communication Company Limited
Legal representative: Zhang Xuehong
Address: 128 Shi Yi Wei Lu, Shenhe District, Shenyang


Whereas:
         In order to develop its communications business and engage in normal production and operating activities, Party B needs to lease from Party A certain buildings and auxiliary facilities owned, or leased from a third party, by Party A.
         Both Parties agree that Party A shall provide Party B with building leasing and property management services in accordance with the terms and conditions of this Agreement.

         THEREFORE, Party A and Party B have reached the following Agreement in the principle of equality, mutual benefit and fairness through friendly consultations:


                         Article One    Leased Property

1.1 Buildings and other properties to be leased by Party A to Party B hereunder include all or part of the following:

         1.1.1    Buildings in respect of which Party A has title certificates;

         1.1.2 Buildings in respect of which Party A does not have title certificates but has obtained permanent use right under relevant documents and agreements;

         1.1.3 Buildings under Party A's actual control and use notwithstanding disputes over their ownership or title due to historical or other reasons;

         1.1.4 Temporary fixtures for which Party A has obtained legal use right.

         1.1.5 Buildings or transmission masts owned by Party A; (buildings under 1.1.1 to 1.1.5 above, "Party A's Own Property")

         1.1.6 Buildings leased by Party A from a third party, in respect of which Party A has the right to sub-lease to Party B ("Party A's Subleased Property").





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

1.2 Party A agrees to deliver to Party B the above buildings together with their existing auxiliary facilities, such as air conditioning, water, electricity, heating, power and other utilities, and to concurrently provide property management services for the buildings leased to Party B hereunder; provided that, Party B shall pay the relevant fees and charges in accordance with the terms of this Agreement and applicable standards stipulated by relevant government authorities.


                   Article Two    Scope and Purpose of Lease

2.1 Party A agrees to lease the buildings and their auxiliary facilities (the "Leased Property") listed in the Schedule attached hereto to Party B in accordance with the terms and conditions of this Agreement. Party B agrees to lease from Party A the Leased Property in accordance with the terms and conditions of this Agreement and accept property management services provided by Party A hereunder.

2.2 Party B shall use the Leased Property for placing communications equipment, office use, conducting business operations or carrying out other legal activities and shall not alter the use of the Leased Property or sublease them without Party A's consent thereto.


                  Article Three    Delivery of Leased Property

         Party A shall clean up and deliver the Leased Property to Party B upon execution of this Agreement. The Leased Property, upon delivery, shall be in good conditions satisfactory to the requirements of Party B.


     Article Four Payment of Rent, Property Management Fee and Relevant Fees

4.1 The rent of Party A's Own Property, the property management fee and other related fees are to be determined by the market price.

         4.1.1. Party B agrees to pay Party A rent for Party A's Own Property and the auxiliary facilities, charges for use of relevant facilities and equipment, as well as property management fee as agreed upon by the Parties in this Agreement. The rent for the Leased Property (including air conditioning fees and other related fees) shall be charged on the basis of the market price throughout Liaoning Province.

         4.1.2. Party B shall pay, within 15 days upon the execution of this Agreement the rent and the property management fee for the period from June 30, 2000 to December 31, 2000 for the Leased Property and the auxiliary facilities. Party A and Party B agree that the rent shall be paid on a semi-annual basis beginning from 2001. The Parties shall complete the verification of specific items and amounts of the rent by March 15 and September 15 each year. The rent of the Leased Property and the property management fee payable for the first half and second half of the year shall be paid by Party B to Party A on or





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                  before March 25 and September 25, respectively. Party A shall provide Party B with valid invoices in respect of such payment upon the settlement.

         4.1.3. Party B shall pay the rent in accordance with the provisions of this Agreement prior to the expiry of the payment period as agreed upon by the Parties. If Party B fails to fulfill its obligation of payment stipulated in this Agreement, Party B shall be charged a penalty of 0.03% of the overdue and unpaid amount per day until Party B has fulfilled such obligations; in the event that Party B fails to make the payment as stipulated in this Agreement for two months, Party A shall have the right to terminate the lease to Party B of the relevant part of the Leased Property, but other parts of this Agreement shall remain valid.

         4.1.4. Party A shall pay the taxes and expenses in respect of the lease of Party A's Own Property.

4.2      Payment of rent and related fees for Party A's Subleased Property

         In respect of Party A's Subleased Property, Party A shall advise Party B the rent, the time of rent payment and the method of payment agreed upon by Party A and the third party from whom Party A subleases such property. Party B shall pay such third party directly such rent at such time and in such method as advised by Party A.


          Article Five     Use, Increase and Decrease of Leased Property

5.1 Party B shall have the right to occupy and enjoy the use of the Leased Property and the auxiliary facilities without interference in accordance with the provisions of Article 2 during the term of this Agreement.

5.2 According to its business needs, Party B may request Party A to increase or decrease the amount of the Leased Property and Party A shall give its consent if conditions permit. The Parties shall then re-determine the rent and other related fees on the basis of the amount and quality of the increased or decreased Leased Property.


         Article Six       Fitting-out and Renovation;
                           Advertising on Leased Property

6.1 Party B has the right, upon Party A's written consent and at its own expense, to conduct any fitting-out, installation, change or improvement inside or outside the Leased Property; provided that, Party B shall ensure that:

         (1) Such fitting-out, installation, change and improvement will not in any essential way change the nature of the Leased Property;

         (2) Any construction project relating to such fitting-out, installation, change and improvement will be conducted in an appropriate way so that all the people and properties are protected and the businesses of Party A in the nearby area will not be unreasonably disturbed;





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         (3)      In the event that such fitting-out or renovation work
                  endangers or causes any potential danger to the safety of the original structure, Party B shall reinstate the Leased Property and make compensation for the corresponding losses, if any.

6.2 Party B may, to the extent that it will not infringe upon Party A interests, promote its enterprise image and businesses by hanging or posting promotional materials or in other legal ways on the side walls of the Leased Property; provided that such promotion activities shall not exceed the limits of the Leased Property. The Parties shall specify the scope of such promotion activities and locations allowed for such promotion materials when entering into lease of the Leased Property. Upon termination of this Agreement, Party B shall reinstate the Leased Property at its own expense and return the Leased Property to Party A; or, Party B shall return the Leased Property as fitted out and renovated, in which case Party A shall make appropriate compensations to Party B.


                 Article Seven    Maintenance, Repair, Replacement
                       and Improvement of Leased Property

7.1 Party A shall conduct routine maintenance, repairs, replacement and improvement of the Leased Property and the auxiliary facilities at its own expense; provided that, expenses incurred from maintenance and repairs resulted from inappropriate use by Party B shall be borne by Party B.
7.2 Party A shall immediately repair any damage to the Leased Property not caused by Party B, exert its utmost efforts to ensure the normal use by Party B of the Leased Property and bear the expenses in connection therewith. In the event that such an instance occurs and , in Party B's judgment, the damage is so serious as to affect the normal use of the Leased Property by Party B, Party B may select to issue a written notice to Party A, requesting to suspend or terminate the lease of the damaged part of the Leased Property, in which case Party B need not pay the rent for the damaged part of the Leased Property beginning from the occurrence of such damage.
7.3 Party B shall repair or compensate for damages caused by it to the Leased Property and the relevant constructions or other facilities of Party A and bear the expenses. In the event of such an instance, Party A, judging from the seriousness of the damage, may have the option to issue a written notice to Party B, requesting to suspend or terminate the lease of the damaged part of the Leased Property, to which Party B shall give its consent, in which case Party B shall pay the rent due and payable prior to such termination for the damaged part of the Leased Property and other relevant charges.


            Article Eight    Term, Cancellation and Renewal of Agreement
8.1 This Agreement, upon execution by the authorized representatives of the Parties and affixing with their official seals, shall come into effect on June 30, 2000 and expire on December 31, 2002. Unless otherwise stipulated in this Agreement, neither Party shall terminate the Agreement prior to the expiration of the lease term.





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8.2      Unless otherwise stipulated in this Agreement or with Party B's prior written consent, Party A shall not terminate this Agreement prior to the expiration of the lease term hereunder. According to its actual needs, Party B may terminate or partially cancel this Agreement prior to the expiration of the term of this Agreement upon three month prior written notice to Party A. Within seven days after the early termination or partial cancellation of this Agreement, Party A shall refund Party B, out of the rent and property management fee already paid by Party B, the rent of Leased Property in respect of which the lease has been terminated or cancelled before its expiration for the period between the date of such earlier termination or cancellation of the lease and the scheduled date of its termination or cancellation hereunder.

8.3 In respect of Party A's Own Property, this Agreement shall be automatically extended for one year upon the expiration of its term, unless Party B indicates otherwise in writing. The times of such extension shall be unlimited. In respect of Party A's Subleased Property, so long as the lease between Party A and the original lesser remains effective or extendable, this Agreement shall be automatically extended for one year upon the expiration of its term (the times of such extension shall be unlimited), unless Party A indicates in writing of its intention to terminate this Agreement three months prior to the expiration date hereof.


             Article Nine     Representations and Warranties of Parties

9.1      Each of the Parties represents and warrants to each other as follows:

         (1) It is a limited liability company duly established and in valid existence under the laws of the People's Republic of China;

         (2) It has the right and authority to enter into this Agreement and fulfill its obligations;

         (3) Its representative who will sign this Agreement has been fully authorized to do so by a valid letter of authorization or by the relevant resolution of its Board of Directors; and

         (4) Upon the execution of this Agreement and its annex attached hereto, this Agreement shall be binding upon it and can be enforced under applicable laws.

9.2      Party A hereby represents and warrants to Party B as follows:

         (1) Party A has the right and authority to legally own the Leased Property stipulated under this Agreement, and possesses all the relevant and complete approvals and certificates evidencing its legal ownership of the Leased Property stipulated under this Agreement, or has the right to sublease to Party B properties it leases from a third party. Party A has the right to enter into this Agreement and to lease or sublease to Party B the Leased Property stipulated in Article One (including the site and auxiliary facilities) in accordance with the terms and conditions herein; in the event that Party A's property rights and use rights to the property herein are contested in any circumstances and for





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                  whatever reasons, and Party B is unable to exercise its rights as a lessee or sustain other damages, Party A agrees to hold harmless from and indemnify Party B against any losses resulted therefrom;
                  (2) Upon delivery to Party B for use, the Leased Property shall be in good conditions for normal use;

                  (3) As long as Party B has paid the rent for the Leased Property and observed and fulfilled all the representations, commitments and conditions under this Agreement, Party B shall be able to freely occupy and enjoy the use of the Leased Property within the term of this Agreement without interference.

9.3 In the event that any representations or warranties made by Party A in Articles 9.1 and 9.2 above are untrue or incomplete, Party B shall have the right to terminate this Agreement at any time, in which case, whether this Agreement is terminated or not, Party B shall have the right to claim compensation from Party A for all the actual losses Party B has sustained.

9.4      Party B hereby represents and warrants to Party A as follows:

         9.4.1 Party B will pay the relevant rent to Party A on a timely basis in accordance with this Agreement. In the event that Party B delays the rent payment for more than one day, Party B shall, in addition to payment of the rent overdue, pay, upon Party A's demand, a penalty of 0.03% of the total overdue and unpaid payment for each day overdue until Party B has completely fulfilled its obligations;

         9.4.2 Without Party A's written consent, Party B shall not sublease or transfer to a third party any part of the Leased Property or any of its rights and obligations hereunder, or change the use and purpose of the Leased Property and any utilities. Should Party B violate any of the aforesaid provisions, Party A shall have the right to request Party B to stop such conduct and pay a penalty equal to two times the proceeds from such sublease or transfer received by Party B, if any.


                  Article Ten     Undertakings and Indemnification

10.1 Unless otherwise stipulated in this Agreement, Party B shall, upon the demand of Party A, indemnify Party A against and hold Party A harmless from losses, expenses, damages, claims, actions, debts or liabilities arising from the following causes:

         10.1.1 injuries of any person or damages of property of citizens or institutions other than Party A or both Parties to this Agreement due to failure of performance or observation by Party B of this Agreement, unless such losses, expenses, damages, claims, actions, debts or liabilities were caused by Party A's gross negligence or willful misconduct or by an event of Force Majeure.

10.2 Unless otherwise stipulated in this Agreement, in the event of personal injuries or property damages within the premises of the Leased Property due to failure of Party A




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         to fulfill its rights and obligations as stipulated in this Agreement,
         Party B may claim for compensation from Party A and Party A shall indemnify Party B against and hold Party B harmless from any losses, expenses, damages, claims, actions, debts or liabilities unless such events were caused by gross negligence or willful misconduct on the part of Party B or by an event of Force Majeure.

10.3 Due to historical reasons, certain Leased Property leased by Party B have not been granted with title certificates and leasing permits. The Parties agree that Party A shall obtain the aforesaid certificates and permits and Party B shall render necessary assistance. Party A shall bear all the relevant fees and expenses in the course of obtaining the aforesaid certificates and permits. Before Party A has obtained such certificates and permits, neither Party shall cancel this Agreement on the ground that Party A has not acquired the aforesaid documents, or the Party raising the issue of canceling this Agreement shall bear, in addition to its own losses, all the losses sustained by the other Party.
10.4 Party A hereby acknowledges and agrees that any dispute with a third party arising from the lack of clarity of the property rights of the Leased Property shall have no bearing on Party B, and that Party A shall resolve any contest raised by any third party over Party B's use of the Leased Property, and such contest shall not affect Party B's use of the Leased Property hereunder. Party A shall compensate Party B for any losses sustained by Party B as the result of the aforesaid reason.

                         Article Eleven    Confidentiality


11.1 Both Parties to this Agreement herein shall keep strictly confidential the operational data and information of the other Party. Neither Party shall, without the other Party's written consent, provide or disclose to any company, enterprise, organization or individual any data or information with regard to the operations of the other Party, except for circumstances stipulated by the laws of the PRC and of the listing place of China Mobile (Hong Kong) Limited, or by either Party, for the purpose of its reorganization, to a third party (including without limitation to, relevant government departments and all the intermediary institutions involved in the reorganization) orally or in writing.

               Article Twelve    Liabilities for Breach of Agreement



12.1 Any failure of either Party to perform any of the terms hereunder shall be deemed as breach of contract. Upon confirmation of occurrence of a breach, the breaching Party shall, within ten days of receiving a written notice from the non-breaching Party explaining the circumstances of the breach, correct the breach and make written notification to the non-breaching Party to the same effect; in the event that within ten days the breaching Party has not correct the breach or rendered any explanation in writing, the other Party shall have the right to terminate this Agreement prior to its expiration without notifying the breaching Party, in which case the breaching Party shall be responsible to compensate all the economic losses thus sustained by the other Party. In the event that one Party believes that breach is nonexistent, both Parties shall consult with each other and try to resolve the issues thus caused. Should no





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         resolution be reached through consultation, the issue shall be resolved in accordance with the dispute resolution clause herein.


                         Article Thirteen Force Majeure

13.1 Any event or circumstance beyond the reasonable control of the Parties and could not be avoided by exercise of due care on the part of the affected Party shall be deemed as an "event of Force Majeure" and shall include, but not limited to, earthquake, fire, explosion, storm, flood, lightening, or war.

13.2 Neither Party shall bear any liability for breach of contract to the other Party for its failure to carry out all or any of its obligations hereunder as a result of an event of Force Majeure. However, the Party or Parties affected by an event of Force Majeure shall, within fifteen days of the occurrence of the such event, notify the other Party of such event of Force Majeure along with relevant documentary evidence issued by the relevant government authorities. The Party or Parties shall resume the performance of its/their obligations hereunder within a reasonable period of time after the effects of the event of Force Majeure have been eliminated.


              Article Fourteen    Governing Law and Dispute Resolution
14.1 The execution, validity, implementation, interpretation and resolution of dispute of this Agreement shall be governed by the laws of the People's Republic of China.
14.2 Any dispute arising from or in connection with the validity, interpretation or execution of this Agreement shall be settled by the Parties through friendly consultations. In the event that no resolution can be reached through consultations, either Party may submit the dispute to Shenyang Arbitration Commission for arbitration in accordance with its then effective arbitration rules. Once Liaoning Mobile Communication Company Limited is transformed into a wholly foreign-owned enterprise, the dispute resolution institution will automatically change into China International Economic and Trade Arbitration Commission and any disputes shall be resolved in accordance with its then effective rules thereof in Beijing. The award of such arbitration shall be final and binding upon both Parties.

14.3 Except for matters under arbitration, the remaining part of this Agreement is still in effect during the time of arbitration.

                    Article Fifteen    Assumption, Transfer
                          and Termination of Agreement
15.1 Neither Party may assign or transfer all or any part of its rights and obligations under this Agreement to any third party without the other Party's prior written consent thereto.

15.2 In the event that Party A transfers its own buildings, Party A shall ensure that this Agreement will be equally binding upon the transferee.





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15.3     Party A hereby acknowledges that Party B may be transformed into a wholly foreign-owned enterprise during the term of this Agreement without consent or acknowledgement by Party A either prior to or after the event, and that Party B's entire rights and obligations under this Agreement shall not be affected or changed on the ground that the nature of the company has changed into a wholly foreign-owned enterprise. Party A will acknowledge the legal status of such wholly foreign-owned enterprise in performing this Agreement.

15.4 In the event that the following conditions are not met, Liaoning Mobile Communication Company Limited shall be entitled to terminate this Agreement at any time. After the termination of this Agreement, the Parties shall cease to enjoy any rights or assume any obligations under this Agreement or in connection with its termination, except the rights and obligations that have incurred under this Agreement prior to such termination.

         (1) China Mobile (Hong Kong) Limited ("CMHK") shall have been granted relevant waivers by the Stock Exchange of Hong Kong Limited ("HKSE") for CMHK's connected transactions in accordance with the listing rules of HKSE; and

         (2) The independent shareholders of CMHK who are deemed to be independent in accordance with the listing rules shall have approved relevant transactions.


                             Article Sixteen    Notices

16.1 Any notice or other document to be given under this Agreement shall be delivered in writing and may be delivered in person, sent by registered mail or transmitted by facsimile to the Parties at their legal addresses stated in this Agreement or any other addresses a Party may have notified the other Party in accordance with this Article.

16.2 Any notice or document shall be deemed to have been received at the time as follows:

         if delivered in person, at the time of delivery;

         if delivered by registered mail, five (5) business days after being posted (excluding Saturdays, Sundays and public holidays); and

         if transmitted by facsimile, upon receipt, or if the time of transmission is during non-business hours, it shall be deemed to have been given at the beginning of the normal business hours of the succeeding day (excluding Saturdays, Sundays and public holidays), subject to proof by the sender or confirmation from the facsimile machine used for such transmission that a satisfactory transmission has been completed.


                         Article Seventeen    Miscellaneous

17.1 This Agreement constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supercedes any and all discussions,






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         negotiations and agreements between them regarding the same subject matter prior to the execution of this Agreement.

17.2 In the performance of this Agreement, if any provision herein becomes ineffective or unenforceable as the result of implementation or amendment of law, such provision shall be ineffective to the extent that such law applies, without invalidating the remaining provisions of this Agreement. The Parties hereto have the rights to amend the provisions affected by the future implementation or amendment of law, which amendment shall constitute an integral part of this Agreement on the condition that such amendment will have no material effect on either Party's economic benefits hereunder.

17.3 Neither Party shall have the right to amend or modify this Agreement without both Parties' written confirmation thereof; the Parties, however, shall be able to enter into supplementary agreements to govern matters not considered herein.

17.4 This Agreement is signed in four counterparts. Each Party will keep two copies. The annex and/or supplementary agreements hereto are an integral part hereof and shall have the same force and effect as this Agreement.



Party A: Liaoning Communication           Party B: Liaoning Mobile
         Service Company Limited                   Communication Company
                                                   Limited

By:           s/ Li Chengqun               By:            s/ Zhang Xuehong
    ------------------------------------      ----------------------------------
     Legal or authorized representative       Legal or authorized representative


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

        Schedule of Buildings and Properties Leased for Base Station Use




Properties occupied by: Dalian Branch Company                                                        in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- -----------

284        Bai Yu Shan Base   Bai Yu Shan, Lu    Brick/      3      464.00      01/95       10/99-   185,600.00
           Station            Shun               Concrete                                   09/01

                                                 Steel
285        Yin Hua Base       8 Xin Kai Lu       Reinforced  22      50.00      02/97       10/99-    20,000.00
           Station                               Concrete                                   09/01

                                                 Steel
286        Nan Hua Base       Nan Hua Building   Reinforced  13      63.00      05/97       10/99-    25.200.00
           Station                               Concrete                                   09/01

                                                 Steel
287        Yin Huan Base      27 Tower C,        Reinforced  28      83.00      05/97       10/99-    33,200.00
           Station            Ming Quan Jie      Concrete                                   09/01

                              76 Shu Fang
288        Shen Shi Er Gan    Jie, Gan           Brick/      10      44.00      06/98       10/99-    17,600.00
           Base Station       District           Concrete                                   09/01

                              6F, Pacific        Steel
289        Beijing Jie Base   Insurance          Reinforced  10      50.00      02/98       10/99-    20,000.00
           Station            Company Building   Concrete                                   09/01

                              Upper Floor,
                              Hua'r Shan
290        Hua'r Shan Base    Telecommunications  Brick/      2       50.00      03/99      10/99-    10,000.00
           Station            Bureau, Pu Lan      Concrete                                  09/01
                              Dian

                              Upper Floor,
           Wang Fu  Base      Chuan Wang Fu       Steel
291        Station            Building, Sheng     Reinforced  19      49.38      06/99      10/99-    19,752.00
                              Li Lu               Concrete                                  09/01

                              Back of He Hua
                              Shan
292        He Hua Shan Base   Telecommunications  Brick/      1       32.50      03/99      10/99-     6,500.00
           Station            Bureau, Pu Lan      Concrete                                  09/01
                              Dian


           Hi-tech Base       5F, Section A,     Steel
293        Station            Dong Men Wai,      Reinforced  8       79.56      03/99       10/99-    31,824.00
                              Xing Hai Park      Concrete                                   09/01

                              6, 22F, 35 Ying
           Ying Hua Base      Hua Jie, Si
294        Station            Gang District,     Frame       22      79.93      03/97       10/99-    31,972.00
                              Dalian                                                        09/01

                              1303 Tower A,
295        Huai Hua Cheng     Gan Jing Zi Lu,    Frame       18      63.19      07/99       10/99-    25,276.00
           Base Station       Gan District                                                  09/01

                              D, 19F, 56 Gao
296        Hai Hua Base       Yuan Lu, Zhong     Frame       21      121.34     07/99       10/99-    48,536.00
           Station            Shan District                                                 09/01

                              1301, 109 Bai
297        Jian Xing Base     Shan Lu, Sha       Frame       13      49.38      07/99       10/99-    19,752.00
           Station            District                                                      09/01

                              22 Zhi Cheng
298        Zhong Hua Jian     Jie, Sha           Frame       7      136.00      07/99       10/99-    54,400.00
           Base Station       District                                                      09/01

                              Nan Jian
           Xian Jian Base     Telecommunications
299        Station            Bureau, Zhuang     Frame       2       17.94      04/81       10/99-     3,588.00
                              He                                                            09/01

                              Ping Shan
           Ping Shan Base     Telecommunications
300        Station            Bureau, Zhuang      Frame       2      43.99      07/97       10/99-     8,798.00
                              He                                                            09/01

                              Sha Bao
           Sha Bao Base       Telecommunications
301        Station            Bureau, Pu Lan     Frame       2       12.12      04/96       10/99-     2,424.00
                              Dian                                                          09/01

                              Li Dian
           Li Dian Base       Telecommunications
302        Station            Bureau, Wa Fang    Frame       1       14.22      07/97       10/99-     2,844.00
                              Dian                                                          09/01

                              Yong Ning
           Yong Ning Base     Telecommunications
303        Station            Bureau, Wa Fang    Frame       2       30.00      07/97       10/99-     6,000.00
                              Dian                                                          09/01

                              Li Guan
           Li Guan Base       Telecommunications
304        Station            Bureau, Wa Fang    Frame       1       28.35      04/96       10/99-     5,670.00
                              Dian                                                          09/01

                              Tai Yang Sheng
           Tai Yang Sheng     Telecommunications
305        Base Station       Bureau, Wa Fang    Frame       1       39.70      04/96       10/99-     7,940.00
                              Dian                                                          09/01


                              Dalian
306        Wan Ke Base        Telecommunications Frame       22      58.00      08/97       10/99-    29,000.00
           Station            Wan Ke Building,                                              09/01


                              Dalian
307        Telecommunications Telecommunications Frame       28      50.00      08/97       10/99-    25,000.00
           Hub Base Station   Hub Building                                                  09/01

                              Jian Shan
           Jian Shan Base     Telecommunications
308        Station            Bureau, Jian       Frame       1       43.99      06/99       10/99-     8,798.00
                              Shan                                                          09/01

                              Rong Hua Shan
309        Rong Hua Shan      Telecommunications Frame       1       33.39      06/99       10/99-     6,678.00
           Base Station       Bureau, Jie He                                                09/01

  Total                                                           1,786.98                           656,352.00

                                                                                         in RMB

                                                            Title Documents Held by Lesser
                                                           --------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others    Remarks
---------- ------------------ -----------------  ---------- ----------- ---------- --------- ----------

284        Bai Yu Shan Base   Bai Yu Shan, Lu
           Station            Shun


285        Yin Hua Base       8 Xin Kai Lu
           Station


286        Nan Hua Base       Nan Hua Building
           Station


287        Yin Huan Base      27 Tower C,
           Station            Ming Quan Jie

                              76 Shu Fang
288        Shen Shi Er Gan    Jie, Gan
           Base Station       District

                              6F, Pacific
289        Beijing Jie Base   Insurance
           Station            Company Building

                              Upper Floor,
                              Hua'r Shan
290        Hua'r Shan Base    Telecommunications
           Station            Bureau, Pu Lan
                              Dian

                              Upper Floor,
           Wang Fu  Base      Chuan Wang Fu
291        Station            Building, Sheng
                              Li Lu

                              Back of He Hua
                              Shan
292        He Hua Shan Base   Telecommunications
           Station            Bureau, Pu Lan
                              Dian


           Hi-tech Base       5F, Section A,
293        Station            Dong Men Wai,
                              Xing Hai Park

                              6, 22F, 35 Ying
           Ying Hua Base      Hua Jie, Si
294        Station            Gang District,
                              Dalian

                              1303 Tower A,
295        Huai Hua Cheng     Gan Jing Zi Lu,               None        None
           Base Station       Gan District

                              D, 19F, 56 Gao
296        Hai Hua Base       Yuan Lu, Zhong
           Station            Shan District

                              1301, 109 Bai
297        Jian Xing Base     Shan Lu, Sha
           Station            District

                              22 Zhi Cheng
298        Zhong Hua Jian     Jie, Sha
           Base Station       District

                              Nan Jian
           Xian Jian Base     Telecommunications
299        Station            Bureau, Zhuang
                              He

                              Ping Shan
           Ping Shan Base     Telecommunications
300        Station            Bureau, Zhuang
                              He

                              Sha Bao
           Sha Bao Base       Telecommunications
301        Station            Bureau, Pu Lan
                              Dian

                              Li Dian
           Li Dian Base       Telecommunications
302        Station            Bureau, Wa Fang
                              Dian

                              Yong Ning
           Yong Ning Base     Telecommunications
303        Station            Bureau, Wa Fang
                              Dian

                              Li Guan
           Li Guan Base       Telecommunications
304        Station            Bureau, Wa Fang
                              Dian

                              Tai Yang Sheng
           Tai Yang Sheng     Telecommunications
305        Base Station       Bureau, Wa Fang
                              Dian


                              Dalian
306        Wan Ke Base        Telecommunications
           Station            Wan Ke Building,


                              Dalian
307        Telecommunications Telecommunications
           Hub Base Station   Hub Building

                              Jian Shan
           Jian Shan Base     Telecommunications
308        Station            Bureau, Jian
                              Shan

                              Rong Hua Shan
309        Rong Hua Shan      Telecommunications
           Base Station       Bureau, Jie He

  Total



Properties occupied by: Shenyang Branch Company                                                      in RMB


                                                                                           Term
 Number          Name           Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                    (in M2)   Completion   Lease
---------- ---------------- -----------------  ----------- ------- ---------- ----------- -------- -----------
                            3 Hong Qi Cun,
                            Yu Hong Town,
            Hong Qi Cun     Yu Hong          Brick/
1           Base Station    District,        Concrete    5        53.1       11/97       08/00-    300/m2
                            Shenyang,                                                    08/10
                            Liaoning

                            156-1-4-5-3
                            Bai Shan Lu,
                            Xiao Han Cun,
            Liang Ma Xin    Bei Ling Town,   Brick/
2           Cun Base        Yu Hong          Concrete    5        84.49      06/98       08/00-    300/m2
            Station         District,                                                    08/10
                            Shenyang,
                            Liaoning

                            7-5-7-1 Nu
                            Jiang Bei Jie,
            Yu Shi Yuan     Yu Hong          Brick/
3           Base Station    District,        Concrete    7       125.59      02/98       08/00-    300/m2
                            Shenyang,                                                    08/10
                            Liaoning

  Total                                                          263.18



                                                                                      in RMB

                                                          Title Documents Held by Lesser
                                                        ---------------------------------
                                              Leasing   Building    Land Use
 Number          Name          Address        Agreement Ownership   Right
                                                 (X)    Certificate Certificate  Others    Remarks
---------- --------------- -----------------  ---------- ----------- ---------- --------- ----------

                           3 Hong Qi Cun,
                           Yu Hong Town,
           Hong Qi Cun     Yu Hong
           Base Station    District,
                           Shenyang,
                           Liaoning

                           156-1-4-5-3
                           Bai Shan Lu,
                           Xiao Han Cun,
           Liang Ma Xin    Bei Ling Town,
           Cun Base        Yu Hong
           Station         District,
                           Shenyang,
                           Liaoning

                           7-5-7-1 Nu
                           Jiang Bei Jie,
           Yu Shi Yuan     Yu Hong
           Base Station    District,
                           Shenyang,
                           Liaoning

 Total















Properties occupied by: Yingkou Branch Company                                                        in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- -----------


                               25F,
                               Telecommunications
            Telecommunications Building, 5 Bo
1           Building           Hai Da Jie Dong,   Frame       33       000.00     10/96        10/00-    19200
            Switchboard Room   Zhan Qian                                                       10/02
                               District, Yingkou

  Total                                                                000


         Schedule of Buildings and Properties Leased for Auxiliary Use

                                                                                      in RMB

                                                             Title Documents Held by Lesser
                                                           ---------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others
---------- ------------------ -----------------  ---------- ----------- ---------- ---------


                               25F,
                               Telecommunications
            Telecommunications Building, 5 Bo
1           Building           Hai Da Jie Dong,                   None        None
            Switchboard Room   Zhan Qian
                               District, Yingkou

  Total



Properties occupied by: Shenyang Branch Company                                                      in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- ----------



                               5 Ba Jing Jie,
                               He Ping
1           Qi Yu Li Boiler    District,         Brick/       1        121.00     01/01/81    08/00-     500/m2
            Room               Shenyang,         Concrete                                     08/10
                               Liaoning

                               5 Ba Jing Jie,
                               He Ping
2           Big Users'         District,         Brick/       3        1323.00    1931        08/00-     500/m2
            Office Building    Shenyang,         Concrete                                     08/10
                               Liaoning

  Total                                                                1444.00



                                                                                         in RMB

                                                            Title Documents Held by Lesser
                                                           ---------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others    Remarks
---------- ------------------ -----------------  ---------- ----------- ---------- --------- ----------

                               5 Ba Jing Jie,
                               He Ping
1           Qi Yu Li Boiler    District,
            Room               Shenyang,
                               Liaoning

                               5 Ba Jing Jie,
                               He Ping
2           Big Users'         District,
            Office Building    Shenyang,
                               Liaoning

  Total


Properties occupied by: Tieling Branch Company                                                      in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- -----------

1           Chang Tu         64 Wen Hua Lu,   Brick/     5        124.4      01/88                 22392
            Business Hall    Changtu          Concrete



  Total


                                                                                         in RMB

                                                            Title Documents Held by Lesser
                                                           ---------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others    Remarks
---------- ------------------ -----------------  ---------- ----------- ---------- --------- ----------
                                                                                              reference
1           Chang Tu         64 Wen Hua Lu,                                                   to the
            Business Hall    Changtu                                                          fixed
                                                                                              line
                                                                                              network

  Total


Properties occupied by: Dandong Branch Company                                                        in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- -----------

1           Ju Bao Base                                            100                             300
            Station



2           Tian Qiao Gou                                          30                              170
            Base Station

3           Tou Dao Gou
            Business Hall

            First Floor                                                                            700


            Second Floor                                                                           500


            Third Floor                                                                            300


  Total


                                                                                         in RMB

                                                   Title Documents Held by Lesser
                                                 ---------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others    Remarks
---------- ------------------ -----------------  ---------- ----------- ---------- --------- ----------
                                                                                              Rent
                                                                                              reference
1           Ju Bao Base                                                                       to the
            Station                                                                           fixed
                                                                                              line
                                                                                              network
                                                                                              standards.
2           Tian Qiao Gou
            Base Station

3           Tou Dao Gou
            Business Hall

            First Floor


            Second Floor


            Third Floor


  Total


Properties occupied by: Fushun Branch Company                                                        in RMB


                                                                                             Term
 Number          Name             Address        Structure   Floor(s)  Area     Time of       of        Rent
                                                                      (in M2)   Completion   Lease
---------- ------------------ -----------------  ----------- ------- ---------- ----------- -------- -----------

            Mining Bureau
1           Professional                                           80                        01/00-    280
            School                                                                           12/02



  Total


                                                                                         in RMB

                                                  Title Documents Held by Lesser
                                                 ---------------------------------
                                                 Leasing   Building    Land Use
 Number          Name             Address        Agreement Ownership   Right
                                                    (X)    Certificate Certificate  Others    Remarks
---------- ------------------ -----------------  ---------- ----------- ---------- --------- ----------
                                                                                              Rent
                                                                                              determined
                                                                                              by
            Mining Bureau                                                                     reference
1           Professional                                                                      to the
            School                                                                            fixed
                                                                                              line
                                                                                              network

  Total
